UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22328
COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: June 30, 2011

Item 1. Reports to Stockholders.
Semiannual Report

Semiannual Report

Columbia Seligman Premium Technology Growth Fund

Semiannual Report for the Period Ended
June 30, 2011

Columbia Seligman Premium Technology Growth Fund seeks growth of capital and current income.

 Not FDIC insured - No bank guarantee - May lose value

Under the Fund’s managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in November, February, May, and August) to Common Stockholders. The Fund’s most recent distribution (August 2011) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s distribution policy. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.

See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Letter to Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Columbia Seligman Premium Technology Growth Fund (the Fund). The report includes the Fund’s investment results, portfolio of investment and financial statements as of June 30, 2011.

The Fund’s Common Stock fell 0.38% based on net asset value and rose 4.03% based on market price, for the six months ended June 30, 2011. The Fund’s benchmark, the S&P North American Technology Sector Index, increased 3.02% during the same period.

During the first half of 2011, the Fund paid two distributions that aggregated $0.925 per share. These distributions were made pursuant to the Fund’s managed distribution policy, with each distribution equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. Unless you elected otherwise, distributions were paid in additional shares of the Fund.

The Fund estimates that it has distributed more than its income and net realized capital gains. Therefore, a portion of your distribution may be a return of capital or other capital source. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

On behalf of the Board, we would like to thank you for your support of Columbia Seligman Premium Technology Growth Fund.

Stephen R. Lewis
Chairman of the Board

For more information, go online to columbiamanagement.com; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 800.937.5449. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 5 p.m. Eastern time.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

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Table of Contents

Your Fund at a Glance	2

Portfolio of Investments	5

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	16

Proxy Voting	37

Approval of Investment Management Services Agreement	37

Results of Meeting of Stockholders	41

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  1

Your Fund at a Glance
(Unaudited)

FUND SUMMARY

>	Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock fell 0.38% based on net asset value and rose 4.03% based on market price, for the six months ended June 30, 2011.

>	The Fund’s benchmark, the S&P North American Technology Sector Index, increased 3.02% for the same six-month period.

ANNUALIZED TOTAL RETURNS (for period ended June 30, 2011)

Since
inception
	6 months*	1 year	11/30/2009
Columbia Seligman Premium Technology Growth Fund Market Price	+4.03%	+15.68%	+6.00%	(a)

Net Asset Value	-0.38%	+25.64%	+10.81%	(b)

S&P North American Technology Sector Index(1)	+3.02%	+29.52%	+14.01%	(c)

*	Not annualized.

(a)	Since inception total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.

(b)	Since inception total return for net asset value (NAV) is from the opening of business on November 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

(c)	Index data is from November 30, 2009.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

(1)	The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices. The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

2  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

PRICE PER SHARE

	June 30,	March 31,	December 31,
	2011	2011	2010
Market price	$19.00	$19.38	$19.13

Net asset value	19.45	20.31	20.45

DISTRIBUTIONS PAID PER COMMON SHARE

Payable date	Per share amount
February 23, 2011	$0.4625

May 25, 2011	0.4625

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  3

Your Fund at a Glance (continued)

SECTOR BREAKDOWN(1) (at June 30, 2011)

Consumer Discretionary	1.6%

Health Care	1.8

Industrials	0.5

Information Technology	94.9

Other(2)	1.2

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Money Market Fund.

TOP TEN HOLDINGS(1) (at June 30, 2011)

Synopsys, Inc.	7.7%

KLA-Tencor Corp.	5.8

Symantec Corp.	5.7

ASML Holding NV	5.2

NetApp, Inc.	4.7

Intel Corp.	4.5

Amdocs Ltd.	4.4

BMC Software, Inc.	4.4

QUALCOMM, Inc.	4.2

Apple, Inc.	4.2

(1)	Percentages indicated are based upon total investments (excluding Money Market Fund).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Portfolio of Investments
Columbia Seligman Premium Technology Growth Fund
June 30, 2011 (Unaudited)
(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 101.9%

CONSUMER DISCRETIONARY 1.7%

Internet & Catalog Retail 0.5%
Amazon.com, Inc.(a)	6,600	$1,349,634

Media 1.2%
Virgin Media, Inc.	56,000	1,676,080
Walt Disney Co. (The)	49,700	1,940,288

Total		3,616,368

TOTAL CONSUMER DISCRECTIONARY		4,966,002

HEALTH CARE 1.8%

Health Care Equipment & Supplies 1.1%
Olympus Corp.(b)	55,400	1,869,310
Sirona Dental Systems, Inc.(a)	28,800	1,529,280

Total		3,398,590

Pharmaceuticals 0.7%
Hospira, Inc.(a)	35,300	2,000,098

TOTAL HEALTH CARE		5,398,688

INDUSTRIALS 0.5%

Electrical Equipment 0.5%
Nidec Corp.(b)	16,800	1,568,453

TOTAL INDUSTRIALS		1,568,453

INFORMATION TECHNOLOGY 97.9%

Communications Equipment 4.3%
QUALCOMM, Inc.	224,245	12,734,873

Computers & Peripherals 14.7%
Apple, Inc.(a)(c)	37,900	12,721,893
EMC Corp.(a)	142,400	3,923,120
Hewlett-Packard Co.(c)	300,200	10,927,280
NetApp, Inc.(a)	268,600	14,176,708
Toshiba Corp.(b)	293,200	1,545,852

Total		43,294,853

Electronic Equipment, Instruments & Components 2.7%
Avnet, Inc.(a)	164,300	5,237,884
Elster Group SE, ADR(a)(b)	12,989	212,760
Jabil Circuit, Inc.	121,500	2,454,300

Total		7,904,944

Internet Software & Services 1.0%
WebMD Health Corp.(a)	31,700	1,444,886
Yandex NV, Series A(a)(b)	45,123	1,602,318

Total		3,047,204

IT Services 6.7%
Amdocs Ltd.(a)(b)	436,460	13,264,019
hiSoft Technology International Ltd., ADR(a)(b)	40,084	587,231
VeriFone Systems, Inc.(a)	39,800	1,765,130
Visa, Inc., Class A	48,500	4,086,610

Total		19,702,990

Office Electronics 2.5%
Xerox Corp.	707,300	7,362,993

Semiconductors & Semiconductor Equipment 27.4%
Advanced Micro Devices, Inc.(a)	1,540,055	10,764,985
Altera Corp.	19,800	917,730
Amkor Technology, Inc.(a)	304,359	1,877,895
Analog Devices, Inc.	21,600	845,424
ASML Holding NV(b)	422,100	15,600,816
Broadcom Corp., Class A(a)	58,500	1,967,940
Intel Corp.	615,016	13,628,755
KLA-Tencor Corp.	428,300	17,337,584
Lam Research Corp.(a)	70,200	3,108,456
Marvell Technology Group Ltd.(a)(b)	134,739	1,989,421
Maxim Integrated Products, Inc.	4,400	112,464
Microsemi Corp.(a)	133,600	2,738,800
Novellus Systems, Inc.(a)	215,800	7,799,012
Spansion, Inc., Class A(a)	105,875	2,040,211

Total		80,729,493

Software 38.6%
Aspen Technology, Inc.(a)	36,196	621,847
BMC Software, Inc.(a)	241,662	13,218,911
CA, Inc.	44,300	1,011,812
Check Point Software Technologies Ltd.(a)(b)	138,450	7,870,883
JDA Software Group, Inc.(a)	180,800	5,584,912
Microsoft Corp.	471,500	12,259,000
Nuance Communications, Inc.(a)	520,000	11,164,400
Oracle Corp.	334,700	11,014,977
Parametric Technology Corp.(a)(c)	406,668	9,324,897
Quest Software, Inc.(a)	12,100	275,033

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  5

Portfolio of Investments (continued)

Issuer	Shares	Value

Common Stocks (continued)

INFORMATION TECHNOLOGY (cont.)

Software (cont.)
Symantec Corp.(a)	862,300	$17,004,556
Synopsys, Inc.(a)	905,284	23,274,852
VMware, Inc., Class A(a)(c)	13,000	1,302,990

Total		113,929,070

TOTAL INFORMATION TECHNOLOGY		288,706,420

Total Common Stocks
(Cost: $273,851,565)		$300,639,563

Money Market Fund 1.2%

Columbia Short-Term Cash Fund, 0.166%(d)(e)(f)	3,554,219	$3,554,219

Total Money Market Fund
(Cost: $3,554,219)		$3,554,219

Total Investments
(Cost: $277,405,784)		$304,193,782
Other Assets & Liabilities, Net		(9,274,568)

Net Assets		$294,919,214

Investments in Derivatives
Open Options Contracts Written at June 30, 2011

		Number of	Exercise	Premium	Expiration
Issuer	Puts/Calls	Contracts	Price	Received	Date	Value
Apple, Inc.	Call	20	$375.00	$21,054	October 2011	$12,650
Apple, Inc.	Call	21	370.00	25,466	October 2011	15,803
Hewlett-Packard Co.	Call	364	43.00	23,545	November 2011	12,012
Hewlett-Packard Co.	Put	474	33.00	68,878	November 2011	50,718
Microsoft Corp.	Put	646	25.00	103,801	January 2012	94,639
NASDAQ 100 Index	Call	650	225.00	2,273,216	July 2011	6,795,750
Parametric Technology Corp.	Call	488	25.00	33,518	July 2011	4,880
VMware, Inc., Class A	Call	65	110.00	23,574	October 2011	30,550
VMware, Inc., Class A	Call	65	105.00	32,674	October 2011	42,250

Total						$7,059,252

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Represents a foreign security. At June 30, 2011, the value of foreign securities, excluding short-term securities, represented 15.64% of net assets.

(c)	At June 30, 2011, securities valued at $5,123,181 were held to cover open call options written.

(d)	The rate shown is the seven-day current annualized yield at June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

6  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Notes to Portfolio of Investments (continued)

(e)	Investments in affiliates during the period ended June 30, 2011:

Dividends
			Sales Cost/			or
	Beginning	Purchase	Proceeds	Realized	Ending	Interest
Issuer	Cost	Cost	from Sales	Gain/Loss	Cost	Income	Value
Columbia Short-Term Cash Fund	$6,981,679	$75,516,468	$(78,943,928)	$—	$3,554,219	$8,985	$3,554,219

(f)	At June 30, 2011, cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  7

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

The accompanying Notes to Financial Statements are an integral part of this statement.

8  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Fair Value at June 30, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$4,966,002	$—	$—	$4,966,002
Health Care	3,529,378	1,869,310	—	5,398,688
Industrials	—	1,568,453	—	1,568,453
Information Technology	287,160,568	1,545,852	—	288,706,420

Total Equity Securities	295,655,948	4,983,615	—	300,639,563

Other
Affiliated Money Market Fund(c)	3,554,219	—	—	3,554,219

Total Other	3,554,219	—	—	3,554,219

Investments in Securities	299,210,167	4,983,615	—	304,193,782
Derivatives
Liabilities
Options Contracts Written	(7,059,252)	—	—	(7,059,252)

Total	$292,150,915	$4,983,615	$—	$297,134,530

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  9

Portfolio of Investments (continued)

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.937.5449.

The accompanying Notes to Financial Statements are an integral part of this statement.

10  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Statement of Assets and Liabilities
June 30, 2011 (Unaudited)

Assets
Investments, at value
Unaffiliated issuers (identified cost $273,851,565)	$300,639,563
Affiliated issuers (identified cost $3,554,219)	3,554,219

Total investments (identified cost $277,405,784)	304,193,782
Cash	516
Receivable for:
Investments sold	1,786,369
Dividends	66,994

Total assets	306,047,661

Liabilities
Options contracts written, at value (proceeds $2,605,726)	7,059,252
Payable for:
Investments purchased	3,567,604
Investment management fees	239,038
Stockholder account and registrar fees	8,209
Administration fees	14,342
Stockholders’ meeting fees	28,934
Other expenses	211,068

Total liabilities	11,128,447

Net assets applicable to outstanding Common Stock	$294,919,214

Represented by
Paid-in capital	$277,294,139
Excess of distributions over net investment income	(14,629,354)
Accumulated net realized gain	9,920,360
Unrealized appreciation (depreciation) on:
Investments	26,787,998
Foreign currency translations	(403)
Options contracts written	(4,453,526)

Total — representing net assets applicable to outstanding Common Stock	$294,919,214

Shares outstanding applicable to Common Stock	15,159,834

Net asset value per share of outstanding Common Stock	$19.45

Market price per share of outstanding Common Stock	$19.00

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  11

Statement of Operations
Six months ended June 30, 2011 (Unaudited)

Net investment income
Income:
Dividends	$1,106,865
Dividends from affiliates	8,985
Foreign taxes withheld	(32,993)

Total income	1,082,857

Expenses:
Investment management fees	1,523,984
Stockholder account and registrar fees	13,550
Administration fees	91,437
Compensation of board members	5,529
Stockholders’ meeting fees	37,767
Custodian fees	8,765
Printing and postage fees	23,300
Professional fees	29,241
Other	17,815

Total expenses	1,751,388

Net investment loss	(668,531)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	15,256,545
Foreign currency transactions	21,949
Forward foreign currency exchange contracts	(7,895)
Options contracts written	(4,258,690)

Net realized gain	11,011,909
Net change in unrealized appreciation (depreciation) on:
Investments	(6,054,804)
Foreign currency translations	(403)
Options contracts written	(5,311,691)

Net change in unrealized depreciation	(11,366,898)

Net realized and unrealized loss	(354,989)

Net decrease in net assets from operations	$(1,023,520)

The accompanying Notes to Financial Statements are an integral part of this statement.

12  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Statement of Changes in Net Assets

	Six months ended	Year ended
	June 30, 2011	December 31, 2010
	(Unaudited)
Operations
Net investment loss	$(668,531)	$(1,711,378)
Net realized gain	11,011,909	14,554,778
Net change in unrealized appreciation (depreciation)	(11,366,898)	23,548,520

Net change in net assets resulting from operations	(1,023,520)	36,391,920

Distributions to Stockholders:
Net investment income	(13,959,208)	(16,837,276)
Tax return of capital	—	(10,769,739)

Total distributions to Stockholders	(13,959,208)	(27,607,015)

Increase in net assets from capital share transactions	1,841,745	14,400,320

Total increase (decrease) in net assets	(13,140,983)	23,185,225
Net assets at beginning of period	308,060,197	284,874,972

Net assets at end of period	$294,919,214	$308,060,197

Excess of distributions over net investment income	$(14,629,354)	$(1,615)

	Six months ended
	June 30, 2011		Year ended
	(Unaudited)		December 31, 2010
	Shares	Dollars ($)	Shares		Dollars ($)
Capital stock activity
Net proceeds from issuance of shares	—	—	545,000	(a)	10,387,700
Value of shares issued for distributions	93,163	1,841,745	216,421		4,012,620

Total net increase	93,163	1,841,745	761,421		14,400,320

(a)	Offering costs of $21,800, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares for the year ended December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  13

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

	Six months
	ended June 30,		Year ended Dec. 31,
	2011		2010		2009(a)
	(Unaudited)
Per share data
Net asset value, beginning of period	$20.45		$19.91		$19.10	(b)

Income from investment operations:
Net investment loss	(0.04)		(0.11)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.03)		2.49		0.87
Increase from payments by affiliate	—		0.01		—

Total from investment operations	(0.07)		2.39		0.85

Offering costs	—		(0.00	)(c)	(0.04)

Less distributions to Stockholders:
Net investment income	(0.93)		(1.13)		—
Tax return of capital	—		(0.72)		—

Total distributions to Stockholders	(0.93)		(1.85)		—

Net asset value, end of period	$19.45		$20.45		$19.91

Market price, end of period	$19.00		$19.13		$20.00

Total return
Based upon net asset value	(0.38%	)	13.29%	(d)	4.24%	(e)

Based upon market price	4.03%		5.50%		0.00	(f)

Ratios to average net assets(g)
Total expenses	1.15%	(h)	1.21%		1.22%	(h)

Net investment loss	(0.44%	)(h)	(0.60%	)	(0.96%	)(h)

Supplemental data
Net assets, end of period (in thousands)	$294,919		$308,060		$284,875

Portfolio turnover	42%		102%		8%

See accompanying Notes to Financial Highlights.

The accompanying Notes to Financial Statements are an integral part of this statement.

14  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Notes to Financial Highlights

(a)	For the period from November 30, 2009 (when shares became available) to December 31, 2009.
(b)	Net asset value, beginning of period, of $19.10 reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(c)	Rounds to less than $0.01.
(d)	During the year ended December 31, 2010, the Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(e)	Since inception total return for net asset value (NAV) is from the opening of business on November 30, 2009, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.
(f)	Since inception total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(h)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  15

Notes to Financial Statements
June 30, 2011 (Unaudited)

Note 1. Organization

Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 common shares (Common Stock) at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the overallotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange (NYSE) under the symbol “STK”.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of preferred shares (Preferred Stock) and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing

16  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

program would be borne by holders of Common Stock (Common Stockholders) and consequently would result in a reduction of net asset value of Common Stock.

The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount ranging from 0% to 90% of the underlying value of the Fund’s holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection as further described below in Note 2 to the financial statements — Derivative Instruments.

Note 2. Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities are valued at the close of business of the NYSE. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  17

Notes to Financial Statements (continued)

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

18  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation
The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments
The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis, with an aggregate notional amount ranging from 0% to 90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy). In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  19

Notes to Financial Statements (continued)

Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter (OTC).

Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations,

20  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to decrease the Fund’s exposure to equity risk and to increase return on investments. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires or is exercised. When option contracts on debt securities or futures are exercised, the Fund will realize a gain or loss. When other option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $3,179,200 at June 30, 2011.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  21

Notes to Financial Statements (continued)

Contracts and premiums associated with options contracts written for the six months ended June 30, 2011 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance December 31, 2010	783	$3,014,850	325	$48,647
Opened	5,891	16,943,991	2,365	316,239
Closed	(4,709)	(17,493,892)	(1,401)	(178,045)
Expired	(292)	(31,902)	(169)	(14,162)

Balance June 30, 2011	1,673	$2,433,047	1,120	$172,679

Effects of Derivative Transactions in the Financial Statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair Values of Derivative Instruments at June 30, 2011

	Liability Derivatives
	Statement of Assets
Risk Exposure	and Liabilities
Category	Location	Fair Value
Equity contracts	Options contracts written, at value	$7,059,252

Effect of Derivative Instruments in the Statement of Operations for the Six Months Ended June 30, 2011

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Option Contracts	Total
Equity contracts	$—	$(4,258,690)	$(4,258,690)

Foreign exchange contracts	(7,895)	—	$(7,895)

Total	$(7,895)	$(4,258,690)	$(4,266,585)

22  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Forward Foreign
	Currency Exchange
Risk Exposure Category	Contracts	Option Contracts	Total
Equity contracts	$—	$(5,311,691)	$(5,311,691)

Foreign exchange contracts	—	—	$—

Total	$—	$(5,311,691)	$(5,311,691)

Volume of Derivative Instruments for the Six Months Ended June 30, 2011

Contracts
Opened
Forward Foreign Currency Exchange Contracts	12

Options Contracts	8,256

Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Federal Income Tax Status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes
The Fund may be subject to foreign taxes on income or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  23

Notes to Financial Statements (continued)

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays for such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to Stockholders
In November 2010, the Fund paid its first dividend under the Fund’s new, managed distribution policy adopted by the Fund’s Board. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income

24  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees
Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

Administration Fees
Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.06% of the Fund’s average daily Managed Assets.

Other Fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2011, there were no expenses incurred for these particular items.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  25

Notes to Financial Statements (continued)

Compensation of Board Members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Organization Expenses and Offering Costs
The Investment Manager paid all organization expenses of the Fund. With respect to the Fund’s initial public offering, the Investment Manager paid all offering costs (other than sales load) that exceeded $0.04 per share of Common Stock. The Fund paid offering costs of $21,800 from the proceeds of the initial public offering costs for the period ended December 31, 2010. Offering costs paid by the Fund were charged as a reduction of paid-in capital at the completion of the Fund offering.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

At June 30, 2011, the cost of investments for federal income tax purposes was approximately $277,406,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$35,648,000
Unrealized depreciation	(8,860,000)

Net unrealized appreciation	$26,788,000

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

26  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $128,066,443 and $141,046,175, respectively, for the six months ended June 30, 2011.

Note 6. Dividend Investment Plan and Stock Repurchase Program

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 93,163 shares were issued to Plan participants during the six months ended June 30, 2011 for proceeds of $1,841,745, a weighted average discount of 2.37% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  27

Notes to Financial Statements (continued)

market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the six months ended June 30, 2011.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

28  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Note 8. Significant Risks

Non-Diversification Risk
The Fund is a non-diversified fund. A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer companies than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Technology and Technology-related Investment Risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Writing Call Options Risk
A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  29

Notes to Financial Statements (continued)

actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by Common Stockholders. The Fund may sell

30  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  31

Notes to Financial Statements (continued)

extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options Risk
The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option. The

32  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

Small and Mid-cap Companies Risk
The Fund may invest all or a substantial portion of its assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Foreign Securities Risk
The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  33

Notes to Financial Statements (continued)

securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution

34  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  35

Notes to Financial Statements (continued)

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

36  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiamanagement.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (“Columbia Management” or the “investment manager”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), serves as the investment manager to Columbia Seligman Premium Technology Growth Fund, Inc. (the “Fund”). Under an investment management services agreement (the “IMS Agreement”), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the “Funds”).

On an annual basis, the Fund’s Board of Directors (the “Board”), including the independent Board members (the “Independent Directors”), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2011, including reports based on analyses of data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (“Independent Legal Counsel”) in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Board’s Chair and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

At the April 12-14, 2011 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  37

Approval of Investment Management Services
Agreement (continued)

consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management:  The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund’s operations, most notably, the close of the acquisition by Ameriprise Financial of the long-term asset management business of Columbia Management Group, LLC (the “Columbia Transaction”) and the successful execution of various integration and other business initiatives in 2010, including, implementation of complex-wide rationalized fee structures and the rebranding of the retail fund complex. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain key personnel in certain targeted areas and its expectations in this regard. In that connection, the Independent Directors took into account their meetings with Columbia Management’s new Chief Investment Officer and considered the additional risk and portfolio management oversight now applied to the Funds as a result. The Independent Directors also assessed the adequacy of the current level and quality of Columbia Management’s technological resources and considered management’s commitments to enhance existing resources in this area.

Moreover, in connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of administrative services provided to the Fund by Columbia Management. The Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement. In addition, the Board discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and

38  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance:  For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Independent Directors observed that while the Fund underperformed its benchmark on a market-price basis, it outperformed its benchmark on a NAV basis and ranked in the 22nd percentile (1st quartile) of its peer group. The Independent Directors determined that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its peer group, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the fund family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Funds are at, or below, the median expense ratio of funds in the same comparison group). The Board reviewed information they received with respect to the Fund demonstrating that its total net expense ratio was in line with its peer group median expense ratio. The Board also noted that, unlike many funds in the peer group, the Fund employs a unique options-writing strategy designed to cushion its downside performance. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  39

Approval of Investment Management Services
Agreement (continued)

profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds, including information depicting, to the extent reasonably practicable, the expected impact of the Columbia Transaction and the integration initiatives on profitability. In this regard, the Board observed that 2010 profitability was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized:  The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 14, 2011, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

40  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT

Results of Meeting of Stockholders

Proxy Results
The 1st Annual Meeting of Stockholders of the Fund was held on April 14, 2011. Stockholders voted in favor of each of the Board’s two proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect three Directors to the Fund’s Board, each to hold office until the 2014 annual meeting of Stockholders and all until their successors are elected and qualify:

Director	For	Withheld
Patricia M. Flynn	14,276,927	81,055
Catherine James Paglia	14,272,596	85,386
Stephen R. Lewis, Jr.	14,264,994	92,988

Proposal 2
To ratify the selection of Ernst & Young LLP as the Fund’s independent registered public accounting firm for 2011:

For	Against	Abstaining
14,251,104	29,880	76,993

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2011 SEMIANNUAL REPORT  41

Columbia Seligman Premium Technology Growth Fund
P.O. Box 8081
Boston, MA 02255-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 800.937.5449. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.
©2011 Columbia Management Investment Advisers, LLC	SL-9949 D (8/11)

Item 2. Code of Ethics. Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants. Not applicable.
Item 6. Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Columbia Seligman Premium Technology Growth Fund, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	August 19, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	August 19, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	August 19, 2011